UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100
Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2016, Walter Investment Management Corp. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”) entered into Amendment No. 3 (the “Amendment”) to the Rights Agreement, dated as of June 29, 2015, as previously amended by Amendment No. 1, dated as of November 16, 2015, and Amendment No. 2, dated as of November 22, 2015, each between the Company and the Rights Agent (as amended, the “Rights Agreement”).

The Amendment extends the final expiration date of the Rights Agreement by one year, from June 29, 2016 to June 29, 2017.

The foregoing description of the Amendment is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the Amendment included under Item 1.01 is incorporated by reference into this Item 3.03.

Item 7.01.	Regulation FD Disclosure.

The Company also issued a press release relating to the Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Amendment No. 3, dated as of June 28, 2016, to the Rights Agreement, dated as of June 29, 2015, and previously amended by Amendment No. 1, dated as of November 16, 2015, and Amendment No. 2, dated as of November 22, 2015, each between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release of Walter Investment Management Corp. issued on June 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

DATED: June 28, 2016	By:	/s/ Jonathan F. Pedersen
Chief Legal Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3, dated as of June 28, 2016, to the Rights Agreement, dated as of June 29, 2015, and previously amended by Amendment No. 1, dated as of November 16, 2015, and Amendment No. 2, dated as of November 22, 2015, each between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release of Walter Investment Management Corp. issued on June 28, 2016.